Rule 497(e)

Registration Nos. 333-273052 and 811-23887

Roundhill ETF Trust

(the “Trust”)

Roundhill WeeklyPay™ Universe ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Summary Prospectus

Dated October 24, 2025

Notwithstanding anything to the contrary in the Fund’s prospectus and summary prospectus, Roundhill Financial Inc., the advisor for the Fund (the “Advisor”), is implementing the following changes to the Fund, to be effective as of the date first set forth above:

1.	Notwithstanding anything to the contrary in the Fund’s prospectus and summary prospectus, the first sentence set forth in the section entitled “Principal Investment Strategies—Additional Information About the Index” is hereby deleted in its entirety and replaced with the following:

The Index seeks to provide equal-weight exposure to each WeeklyPay™ Fund that is currently listed for trading as of the close of business on the third Friday of each calendar month (the “Rebalance Date”).

2.	Notwithstanding anything to the contrary in the Fund’s prospectus, the first sentence set forth in the section entitled “Additional Information About the Fund’s Principal Investment Strategies—Additional Information About the Fund’s Principal Investment Strategy” is hereby deleted in its entirety and replaced with the following:

The Index seeks to provide equal-weight exposure to each WeeklyPay™ Fund that is currently listed for trading as of the close of business on the third Friday of each calendar month (the “Rebalance Date”).

Please Keep this Supplement for Future Reference